Exhibit 17(a)


       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PNC FUNDS, INC. SHAREHOLDER MEETING TO BE HELD ON DECEMBER 15, 2009. THE
         PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT _____________.


PROXY TABULATOR                EVERY SHAREHOLDER'S VOTE IS IMPORTANT
____________________           *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

____________________

                                            CONSOLIDATED PROXY CARD

                               The top half of this form is your Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.


                               CALL: To vote by phone call toll-free
                               _____________ and follow the recorded
                               instructions.

                               LOG-ON: Vote on the internet at
                               www._____________________ and follow the
                               on-screen instructions.

                               MAIL: Return the signed proxy card in the enclosed envelope.

         "FUND NAME"                          SPECIAL MEETING OF SHAREHOLDERS ON
                                                               DECEMBER 15, 2009

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PNC FUNDS, INC.

The undersigned hereby appoints Jennifer E. Spratley and Kevin A. McCreadie, jointly and severally, as proxies ("Proxies"), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in PNC Funds, Inc. (the "Funds") held of record by the undersigned on October 5, 2009 at the Special Meeting (the "Meeting") of Shareholders of the Funds to be held on December 15, 2009, at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, LLC, 2nd Floor, Two Hopkins Plaza, Baltimore, Maryland and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated October 19, 2009.

                               PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

                               Dated
                                     -----------------------

                               ------------------------------------------------
                               |                                               |
                               ------------------------------------------------
                               Signature(s) of Participant(s) (SIGN IN THE BOX)

                               Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              INDIVIDUAL BALLOTS


IF YOU HAVE VOTED THE          On the reverse side of this form (and on
CONSOLIDATED PROXY CARD        accompanying pages, if necessary) you will find
ABOVE, DO NOT VOTE THE         individual ballots, one for each of your funds.
INDIVIDUAL BALLOTS ON THE      If you wish to vote for each of the funds
REVERSE SIDE AND ANY           separately, sign in the signature box below,
ACCOMPANYING PAGES.            mark each individual ballot to indicate your
                               vote, detach the form at the perforation above and return the individual ballots portion only.

                               NOTE: IF YOU ELECT TO VOTE EACH FUND SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                               SIGN BELOW ONLY IF YOU ARE VOTING EACH FUND
                               SEPARATELY.

                               Dated
                                     ------------------------------------------

                               ------------------------------------------------
                               |                                               |
                               ------------------------------------------------
                               Signature(s)            (PLEASE SIGN IN THE BOX)

                               Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

     THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                             CONSOLIDATED PROXY CARD

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSALS.

                                                                            FOR    AGAINST   ABSTAIN
                                                                            ALL      ALL     FOR ALL
                                                                           FUNDS    FUNDS     FUNDS
                                                                           -----   -------   -------
Proposal 1: For each Fund, to approve the Agreement and Plan of             [ ]      [ ]       [ ]
            Reorganization by and between PNC Funds, Inc. and the
            Allegiant Funds, which provides for (i) the transfer of all of the assets and liabilities of each series of PNC Funds,
            Inc. (each, a "PNC Fund") in exchange for shares of a
            corresponding series of the Allegiant Funds of equal value and
            (ii) the distribution of shares of designated classes of the corresponding Allegiant Fund of equal value to the
            shareholders of each PNC Fund in liquidation of each PNC
            Fund.

Proposal 2: For each Fund, to approve a new investment advisory             [ ]      [ ]       [ ]
            agreement by and between PNC Funds, Inc. and PNC Capital
            Advisors, LLC.

            INSTRUCTION: You may vote separately on these proposals for each of your Funds. If you wish to do so, then please vote using the individual ballots for each Fund below. NOTE: IF
            YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE
            INDIVIDUAL BALLOTS BELOW.

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE
       (ARROW) DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW (ARROW)

                               INDIVIDUAL BALLOTS

              (FUND NAME APPEARS HERE)                             (FUND NAME APPEARS HERE)
---------------------------------------------------   --------------------------------------------------
                            FOR   AGAINST   ABSTAIN                              FOR   AGAINST   ABSTAIN
                            ---   -------   -------                              ---   -------   -------
1.  For the Fund, to        [ ]     [ ]       [ ]     1. For the Fund, to        [ ]     [ ]       [ ]
    approve the Agreement                                approve the Agreement
    and Plan of                                          and Plan of
    Reorganization                                       Reorganization
    between PNC Funds,                                   between PNC Funds,
    Inc. and Allegiant                                   Inc. and Allegiant
    Funds for the                                        Funds for the
    transfer of the                                      transfer of the
    assets and                                           assets and
    liabilities of such                                  liabilities of such
    Fund in exchange for                                 Fund in exchange for
    shares of the                                        shares of the
    corresponding                                        corresponding
    Allegiant Fund of                                    Allegiant Fund of
    equal value and                                      equal value and
    the distribution of                                  the distribution of
    shares of the                                        shares of the
    designated class of                                  designated class of
    such corresponding                                   such corresponding
    Allegiant Fund of                                    Allegiant Fund of
    equal value to the                                   equal value to the
    shareholders of such                                 shareholders of such
    Fund in liquidation                                  Fund in liquidation
    of such Fund.                                        of such Fund.


2.  For the Fund, to        [ ]     [ ]       [ ]     2. For the Fund, to         [ ]      [ ]        [ ]
    approve a new                                        approve a new
    investment advisory                                  investment advisory
    agreement by and                                     agreement by and
    between PNC Funds,                                   between PNC Funds,
    Inc. and PNC Capital                                 Inc. and PNC Capital
    Advisors, LLC.                                       Advisors, LLC.

              (FUND NAME APPEARS HERE)                             (FUND NAME APPEARS HERE)
---------------------------------------------------   --------------------------------------------------
                            FOR   AGAINST   ABSTAIN                               FOR    AGAINST   ABSTAIN
                            ---   -------   -------                               ---    -------   -------
1.  For the Fund, to        [ ]     [ ]       [ ]     1. For the Fund, to         [ ]      [ ]        [ ]
    approve the Agreement                                approve the Agreement
    and Plan of                                          and Plan of
    Reorganization                                       Reorganization
    between PNC Funds,                                   between PNC Funds,
    Inc. and Allegiant                                   Inc. and Allegiant
    Funds for the                                        Funds for the
    transfer of the                                      transfer of the
    assets and                                           assets and
    liabilities of such                                  liabilities of such
    Fund in exchange for                                 Fund in exchange for
    shares of the                                        shares of the
    corresponding                                        corresponding
    Allegiant Fund of                                    Allegiant Fund of
    equal value and                                      equal value and
    the distribution of                                  the distribution of
    shares of the                                        shares of the
    designated class of                                  designated class of
    such corresponding                                   such corresponding
    Allegiant Fund of                                    Allegiant Fund of
    equal value to the                                   equal value to the
    shareholders of such                                 shareholders of such
    Fund in liquidation                                  Fund in liquidation
    of such Fund.                                        of such Fund.


2.  For the Fund, to        [ ]     [ ]       [ ]     2. For the Fund, to         [ ]      [ ]        [ ]
    approve a new                                        approve a new
    investment advisory                                  investment advisory
    agreement by and                                     agreement by and
    between PNC Funds,                                   between PNC Funds,
    Inc. and PNC Capital                                 Inc. and PNC Capital
    Advisors, LLC.                                       Advisors, LLC.